UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	July 20, 2004

E*TRADE Financial Corporation (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-11921 (Commission File Number)	94-2844166 (IRS Employer Identification No.)

135 East 57th Street, New York, New York (Address of principal executive offices)		10022 (Zip Code)

Registrant’s telephone number, including area code	646-521-4300

(Former name or former address, if changed since last report)

ITEM 9: REGULATION FD DISCLOSURE

ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

On July 20, 2004, the Company announced its second-quarter earnings for fiscal year 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished shall not be deemed “filed “ for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.

Exhibit Index

99.1    Earnings Press Release, dated July 20, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2004	E*TRADE Financial Corporation

	By:	/s/ Russell S. Elmer
Russell S. Elmer
Corporate Secretary